Exhibit 10.16.6

CONFIDENTIAL TREATMENT

NT CONFIDENTIAL

SCHEDULE

TERRITORY LICENSE NO. 1

Quick Reference Title:	Server-Based Map & Route & Limited Carto Route Guidance Transactions (NA)

Pursuant to ARTICLE 4 of the Data License Agreement between NT and LICENSEE dated as of the Effective Date identified therein and reiterated below (“Agreement”), NT and LICENSEE hereby agree to the following additional terms and conditions which, upon the execution of this Schedule, shall become a Territory License under the Agreement.

I.	Parties & Term.

	LICENSEE:	TELEVIGATION, INC.

	Effective Date of Agreement:	1 December 2002

	Effective Date of Territory License:	1 December 2002

	Expiration Date of Territory License:	30 November 2003

II.	Licensed Territory.

US/Canada (the United States of America, excluding its territories and possessions; and the provinces of Canada)

III.	Licensed NAVTECH Data.	Detailed City/Inter-Town Data with NT Traffic Codes

A.	Content: Subject to ARTICLE 7 of the Agreement, the NAVTECH Data licensed hereunder is the Detailed City/Inter-Town Data with NT Traffic Codes, certain portions of which consist of the data elements specified in Exhibit A hereto for the Detailed City Data and certain portions of which may consist of the data elements specified in Exhibit A for the Inter-Town Data. The NAVTECH Data does not include any data consisting of data elements beyond or different from those specified in Exhibit A. To the extent that any data files delivered to LICENSEE hereunder contain data elements other than those specified in Exhibit A hereto (“Unlicensed Data”), LICENSEE shall refrain from using such Unlicensed Data.

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B.	Use of POIs. Points of Interests (“POIs”) are included in the NAVTECH Data as specified in Exhibit A. While this Territory License permits LICENSEE to use such POIs in accordance with the license granted hereunder, LICENSEE represents that, with respect to POIs for North America in the five categories of Auto Service & Maintenance, Banks, Hotels, Petrol/Gasoline Stations, Restaurants (“Five POIs”):

☒	LICENSEE intends to use the Five POIs (supplied by NT) in the Application. LICENSEE will promptly notify NT if LICENSEE later changes its intent to use, or ceases using, the Five POIs and/or if there exist certain deployments of the Application that do not use such POIs.

☐	LICENSEE does not intend to use the Five POIs (supplied by NT) in the Application (i.e., such POIs either will not be included with the Application or will be suppressed or otherwise not used by the Application), but in the event that LICENSEE changes its intent and decides to use the Five POIs, LICENSEE will provide NT with ninety (90) days advance notice of actual use.

C.	Form of Delivery: The NAVTECH Data delivered by NT to LICENSEE hereunder shall be separated into files corresponding to either NT’s then-existing standard data coverage areas (“DCAs”) pertaining to the Licensed Territory or such other geographic coverage areas pertaining to the Licensed Territory as NT in its sole discretion may make available to LICENSEE for the licensed NAVTECH Data. Subject to Section 8.2 of the Agreement, NT reserves the right to change the geographic areas contained in the Detailed City DCAs, and the number of such DCAs, at any time. In the event that any such deliveries include NAVTECH Data for geographic areas outside of the Licensed Territory (“Unlicensed Data”), LICENSEE shall refrain from using and/or distributing such Unlicensed Data and any information based on or derived therefrom.

D.	Quality: Pursuant to Section 8.1 of the Agreement, the Detailed City Data portions of the NAVTECH Data shall comply with the Verification Procedure for Accuracy and Completeness as defined in Exhibit F hereto.

IV.	Application. Server-Based Map & Route, and Limited Carto Route Transaction Application as defined in Exhibit B hereto.

V.	Use Rights: Pursuant to Section 4.1 of the Agreement, LICENSEE’s Use Rights are limited to:

A.	using NAVTECH Data in LICENSEE’s internal operations for the purpose of making the Application operable therewith and for testing and development of the Application; and

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B.	storing a Copy of all or any portion of the NAVTECH Data on one or more internal servers possessed or otherwise controlled by LICENSEE; and

C.	using the NAVTECH Data of subpart (b) together with the Application to calculate and/or derive the information authorized in Section IV and to deliver and display to End-Users Transactions as authorized in Section IV.

VI.	License Fees to NT. LICENSEE shall pay NT license fees in the amounts and on the due dates set forth in Exhibit C hereto.

VII.	[*****]

VIII.	Minimum Annual License Fee.

(a)	Year 1. The Minimum Annual License Fee is as follows: [*****]

(b)	Due Dates. [*****]

IX.	Currency. U.S. Dollars.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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X.	End-User Terms. Attached as Exhibit D. In all instances where the Application uses, accesses, reflects or relies upon any portion of the NAVTECH Data to deliver information to End-Users, LICENSEE shall provide End-Users with a copy of the End-User Terms and shall provide conspicuous notice to End-Users prior to their use of, or access to, any portion of the NAVTECH Data that their use thereof is subject to the End-User Terms.

XI.	Special Provisions.

A.	NT Marks & Legends. For purposes of this Territory License, LICENSEE’s obligations under Section 12.1 to display NT Marks & Legends shall be satisfied as follows:

1.	Marks - NAVTECH ON BOARD Logo. where technically and reasonably feasible, displaying the NAVTECH ON BOARD logo on or immediately adjacent to each display of a Transaction; and

2.	Legends. displaying the applicable NT copyright notice (as specified in the NT Identity Guidelines) and third party copyright and similar notices and legends (as specified in Section 11.5 of the Agreement, the NT Identity Guidelines and/or otherwise by NT) on or immediately adjacent to each display of a Transaction.

B.	Processing and Delivery Fees. Pursuant to Section 7 of the Agreement and for each regular delivery, NT shall deliver to LICENSEE one (1) complete set of Media (defined below) for the Licensed Territory in one (1) format (e.g. GDF 3.0 format or successor format adopted by NT, or in another format mutually agreed to by NT and LICENSEE). Each item of media (e.g. each CD-ROM, DVD-ROM, magnetic tape or each other physical media, in one (1) format) shall collectively be termed “Media.” Any item of Media delivered is a “Media Delivery.” For each additional Media Delivery, LICENSEE shall pay NT a services fee of [*****](“Processing Fee”) per item of Media contained therein. In addition, LICENSEE shall pay to NT a shipping charge of [*****] per location for each additional Media Delivery to LICENSEE (“Delivery Fee”). Processing Fees and Delivery Fees shall be due within thirty- (30) days of invoice from NT.

C.	Reporting. The License Fee Report required under Section 5.8 of the Agreement shall be in the form of, and contain the information specified in, Exhibits E attached hereto.

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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D.	Access to Licensee Application. The Access To Licensee Application required under Section 9 of the Agreement shall be provided at NT’s request, without charge and as soon as each is commercially available, in the form of website, dial-in or other remote access method for products and Applications in which LICENSEE intends to use the NAVTECH Data (“Test Products”). NT will use the Test Products solely for internal purposes of testing and verifying the NAVTECH Data.

NAVIGATION TECHNOLOGIES CORP.	TELEVIGATION, INC.

Signature	Signature

Name	Name

Title	Title

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EXHIBIT A

NAVTECH DATA CONTENT SPECIFICATION

(WITH TRAFFIC CODES)

[*****]

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. In this instance, pages 6-14 have been omitted.

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EXHIBIT B

APPLICATION

[*****]

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. In this instance, pages 15-19 have been omitted.

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EXHIBIT C

LICENSE FEES

A.	License Fees. [*****]

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. In this instance pages 20-23 have been redacted.

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EXHIBIT D

END-USER TERMS

The data (“Data”) is provided for your personal, internal use only and not for resale. It is protected by copyright, and is subject to the following terms and conditions which are agreed to by you, on the one hand, and [LICENSEE] (“[LICENSEE]”) and its licensors (including their licensors and suppliers) on the other hand.

©200X Navigation Technologies Corporation [Insert “Navigation Technologies B.V. where European NAVTECH Data is used][Also insert any applicable copyright notices as required for the country-specific Data being used]. All rights reserved.

The Data for areas of Canada includes information taken with permission from Canadian authorities, including: © Her Majesty the Queen in Right of Canada, © Queen’s Printer for Ontario.

TERMS AND CONDITIONS

Personal Use Only. You agree to use this Data together with [insert name of LICENSEE’s authorized Application] for the solely personal, non-commercial purposes for which you were licensed, and not for service bureau, time-sharing or other similar purposes. Accordingly, but subject to the restrictions set forth in the following paragraphs, you may copy this Data only as necessary for your personal use to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way. You agree not to otherwise reproduce, copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.

Restrictions. Except where you have been specifically licensed to do so by [LICENSEE], and without limiting the preceding paragraph, you may not (a) use this Data with any products, systems, or applications installed or otherwise connected to or in communication with vehicles, capable of vehicle navigation, positioning, dispatch, real time route guidance, fleet management or similar applications; or (b) with or in communication with any positioning devices or any mobile or wireless-connected electronic or computer devices, including without limitation cellular phones, palmtop and handheld computers, pagers, and personal digital assistants or PDAs.

No Warranty. This Data is provided to you “as is,” and you agree to use it at your own risk. [LICENSEE] and its licensors (and their licensors and suppliers) make no guarantees, representations or warranties of any kind, express or implied, arising by law or otherwise, including but not limited to, content, quality, accuracy, completeness, effectiveness, reliability, fitness for a particular purpose, usefulness, use or results to be obtained from this Data, or that the Data or server will be uninterrupted or error-free.

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Disclaimer of Warranty: [LICENSEE] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. Some States, Territories and Countries do not allow certain warranty exclusions, so to that extent the above exclusion may not apply to you.

Disclaimer of Liability: [LICENSEE] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) SHALL NOT BE LIABLE TO YOU: IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE INFORMATION; OR FOR ANY LOSS OF PROFIT, REVENUE, CONTRACTS OR SAVINGS, OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OF OR INABILITY TO USE THIS INFORMATION, ANY DEFECT IN THE INFORMATION, OR THE BREACH OF THESE TERMS OR CONDITIONS, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF [LICENSEE] OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Some States, Territories and Countries do not allow certain liability exclusions or damages limitations, so to that extent the above may not apply to you.

Disclaimer of Endorsement: Reference to any products, services, processes, hypertext links to third parties or other Data by trade name, trademark, manufacturer, supplier or otherwise does not necessarily constitute or imply its endorsement, sponsorship or recommendation by [LICENSEE] or its licensors. Product and service information are the sole responsibility of each individual vendor. The Navigation Technologies name and logo, the NAVTECH and NAVTECH ON BOARD trademarks and logos, and other trademarks and trade names owned by Navigation Technologies Corporation may not be used in any commercial manner without the prior written consent of Navigation Technologies.

Export Control. You agree not to export from anywhere any part of the Data provided to you or any direct product thereof except in compliance with, and with all licenses and approvals required under, applicable export laws, rules and regulations.

Indemnity. You agree to indemnify, defend and hold [LICENSEE] and its licensors (including their respective licensors, suppliers, assignees, subsidiaries, affiliated companies, and the respective officers, directors, employees, shareholders, agents and representatives of each of them) free and harmless from and against any liability, loss, injury (including injuries resulting in death), demand, action, cost, expense, or claim of any kind or character, including but not limited to attorney’s fees, arising out of or in connection with any use or possession by you of this Data.

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Entire Agreement. These terms and conditions constitute the entire agreement between [LICENSEE] (and its licensors, including their licensors and suppliers) and you pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between us with respect to such subject matter.

Governing Law. The above terms and conditions shall be governed by the laws of the Illinois [insert “Netherlands” where European NAVTECH Data is used], without giving effect to (i) its conflict of laws provisions, or (ii) the United Nations Convention for Contracts for the International Sale of Goods, which is explicitly excluded. You agree to submit to the jurisdiction of Illinois [insert “The Netherlands” where European NAVTECH Data is used] for any and all disputes, claims and actions arising from or in connection with the Data provided to you hereunder.

Government End Users. If the NAVTECH Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, (i) for acquisitions conducted by the Department of Defense, the NAVTECH Data is licensed with “Limited Rights” in accordance with the rights set forth at DFARS 252.227-7013(b)(3), TECHNICAL DATA-NONCOMMERCIAL ITEMS, and NAVTECH Data delivered or otherwise furnished with “Limited Rights” shall be marked with the following “Limited Rights Notice” set forth at DFARS 252.227-7013(f)(3), and shall be treated in accordance with such Notice:

Limited Rights

CONTRACT NO.:

CONTRACTOR (MANUFACTURER/ SUPPLIER) NAME: Navigation Technologies Corporation

CONTRACTOR (MANUFACTURER/SUPPLIER) ADDRESS: 222 Merchandise Mart Plaza, Suite 900, Chicago, Illinois
60654

The Government’s rights to use, modify, reproduce, release, perform, display, or disclose these technical data are restricted by paragraph (b)(3) of the Rights in Technical Data-Noncommercial Items clause contained in the above identified contract. Any reproduction of technical data or portions thereof marked with this legend must also reproduce the markings. Any person, other than the Government, who has been provided access to such data must promptly notify the above named Contractor.

and; (ii) for civilian agency acquisitions, the NAVTECH Data is licensed in accordance with the rights set forth at FAR 52.227-14(g)(1), RIGHTS IN DATA-GENERAL (Protection of limited rights data and computer software). In the event that the Contracting Officer requires the delivery of limited rights NAVTECH Data that has been withheld or would otherwise be withholdable in accordance

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with FAR 52.227-14(g)(1), the NAVTECH Data is licensed with “Limited Rights” as set forth in the following “Limited Rights Notice” at FAR 52.227-14(g)(2) (Alternate II), which shall be affixed to the NAVTECH Data and the NAVTECH Data shall be treated in accordance with such Notice (which shall be marked on any reproduction of these data, in whole or in part):

LIMITED RIGHTS NOTICE (JUN 1987)

These data are submitted with limited rights under Government Contract No.              (and subcontract             , if
appropriate). These data may be reproduced and used by the Government with the express limitation that they will not, without written permission of the Contractor, be used for purposes of manufacture nor disclosed outside the
Government; except that the Government may disclose these data outside the Government for the following purposes, if any, provided that the Government makes such disclosure subject to prohibition against further use and disclosure:
There are no additional purposes permitting disclosure of such Data.

The manufacturer/supplier of the Data is Navigation Technologies Corporation, 222 Merchandise Mart Plaza, Suite
900, Chicago, Illinois 60654.

If the Contracting Officer refuses to use either of the licenses provided in (i) or (ii), herein, the Contracting Officer must notify Navigation Technologies Corporation prior to seeking additional or alternative rights in the NAVTECH Data.

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EXHIBIT E

TRANSACTION LICENSE FEE REPORT

[*****]

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT F

VERIFICATION PROCEDURE FOR ACCURACY AND COMPLETENESS

OF DETAILED CITY DATA

[*****]

[*****]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions. In this instance, pages 29-32 have been omitted.

Page 29 of 32
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